Exhibit 99.1
LETTER OF CONSENT
Relating to the 12.5% Senior Discount Notes due 2011
of
Haights Cross Communications, Inc.
(CUSIP Number: 40521HAE8)
The Information Agent for the Consent Solicitation is:
Global Bondholder Services Corporation

By Mail:	By Overnight Courier:	By Hand:
65 Broadway — Suite 723	65 Broadway – Suite 723	65 Broadway — Suite 723
New York, NY 10006	New York, NY 10006	New York, NY 10006
Toll Free Telephone:
(866) 804-2200
By Facsimile
(for Eligible Institutions only):
(212) 430-3775
Confirmation:
(212) 430-3774

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY [___], 2007, UNLESS EXTENDED (SUCH DATE, AS IT MAY BE EXTENDED, THE “CONSENT DATE”). CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME THAT REQUISITE CONSENTS HAVE BEEN OBTAINED, BUT NOT THEREAFTER.
HOLDERS SHOULD DELIVER CONSENTS ONLY TO THE ABOVE-NAMED INFORMATION AGENT. HOLDERS ARE NOT REQUIRED TO AND SHOULD NOT TENDER OR DELIVER NOTES TO HAIGHTS CROSS COMMUNICATIONS, INC., THE TRUSTEE, THE INFORMATION AGENT, THE TABULATION AGENT OR THE FINANCIAL ADVISOR AT ANY TIME.

     Only Holders as of the Record Date may execute Consents. The Depository Trust Company (“DTC”) will authorize participants set forth in the position listing of DTC as of the Record Date (each, a “Participant”) to execute Consents as if they were Holders as of the Record Date of the Notes then held of record for such Participants in the name of DTC or in the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” of any Notes held by DTC as of the Record Date for a Participant shall be deemed to include such Participant. Delivery of this Letter of Consent (this “Letter of Consent”) to DTC does not constitute delivery to the Information Agent.
     List below the certificate number(s) and aggregate principal amount at maturity of Notes for which this Consent is given. If the space provided is inadequate, list all such information on a separately executed schedule and affix the schedule to this Letter of Consent. No alternative, conditional or contingent Consents will be accepted.
DESCRIPTION OF NOTES

Aggregate Principal
Name(s) and Address(es) of Registered Holder(s) or		Amount At	Principal Amount At
Name of DTC Participant and Participant’s DTC	Certificate	Maturity of Notes	Maturity as to which
Account Number in which Notes are Held	Number(s)*	Represented	Consents are Given**
		$	$

Total Principal Amount of Notes		$	$

*	Need not be completed by Holders whose Notes are held of record by DTC or its nominee.

**	Unless otherwise specified in the column labeled “Principal Amount At Maturity as to which Consents are Given,” the registered Holder will be deemed to have consented in respect of the entire aggregate amount at maturity represented by the Notes indicated in the column labeled “Aggregate Principal Amount At Maturity of Notes Represented.”
     The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the certificates representing the Notes identified above.
     THE UNDERSIGNED AUTHORIZES THE INFORMATION AGENT TO DELIVER THIS CONSENT TO HAIGHTS CROSS COMMUNICATIONS, INC. AND THE TRUSTEE AS EVIDENCE OF THE UNDERSIGNED’S CONSENT TO THE WAIVERS.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
     Upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated July [___], 2007 (the “Consent Solicitation Statement”), of Haights Cross Communications, Inc. (“Holdings”), receipt of which is hereby acknowledged, and in accordance with this Letter of Consent, the undersigned hereby consents to the Waivers, and to the execution of a supplemental indenture effecting the Waivers (the “Supplemental Indenture”), with respect to the aggregate principal amount at maturity of the Notes specified in the box above entitled “Description of Notes” under the column “Principal Amount At Maturity as to which Consents are Given” (or, if nothing is indicated under the latter column heading, with respect to the entire aggregate principal amount at maturity specified in such box under the column “Aggregate Principal Amount At Maturity of Notes Represented”). The undersigned acknowledges and agrees that the Consent given hereby may not be revoked except in accordance with the procedures set forth in the Consent Solicitation Statement (and agrees that it will not attempt to do so). Terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Consent Solicitation Statement.
     By the execution and delivery hereof, the undersigned irrevocably constitutes and appoints the Information Agent as its agent and attorney-in-fact (with full knowledge that the Information Agent also acts as the agent of Holdings) with respect to the Consent given hereby with full power of substitution to deliver this Consent to Holdings and the Trustee. The power of attorney granted in this paragraph shall be deemed to be coupled with an interest, shall be irrevocable from and after Consent Date, and shall survive the death or incapacity of the undersigned.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the Information Agent, the Trustee or Holdings to be necessary or desirable to perfect the undersigned’s Consent to the Waivers or to complete the execution of the Supplemental Indenture.
     Unless otherwise indicated herein under “Special Payment Instructions” and “Special Delivery Instructions,” the undersigned hereby request(s) that any checks for payment of the applicable Consent Payment (if any) to be made in connection with the Consent granted hereby be issued to the order of, and delivered to, the undersigned at the address indicated for the undersigned in the box entitled “Description of Notes” within this Letter of Consent. In the event that the “Special Payment Instructions” or “Special Delivery Instructions” box is completed, the undersigned hereby request(s) that check(s) for payment of the applicable Consent Payment be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1 and 2)
To be completed ONLY if the check(s) for the applicable Consent Payment is (are) to be issued in the name of someone OTHER than the person(s) whose signature(s) appear(s) within this Letter of Consent.:
Issue check in the name of:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1 and 2)
To be completed ONLY if the check(s) for the applicable Consent Payment is (are) to be sent to an address OTHER than that shown in the box entitled “Description of Notes” within this Letter of Consent.

Name:

(Please Type or Print)

Address:

(Include Zip Code)

IMPORTANT
PLEASE SIGN HERE
(Complete Accompanying Substitute Form W-9 Below)
          By completing, executing and delivering this Letter of Consent, the undersigned hereby consents to the Waivers (and to execution of the Supplemental Indenture effecting the Waivers) and to the other matters described herein with respect to the principal amount at maturity of the Notes listed in the box above labeled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given” (or, if nothing is indicated in the latter column heading, with respect to the entire aggregate principal amount represented by the Notes described in such box).
          This Letter of Consent must be signed by the Holder(s) as of the Record Date of such Notes exactly as the name(s) of the Holder(s) appear(s) on certificate(s) representing such Notes or, if executed by a Participant in DTC, exactly as such Participant’s name appears on a security position listing as the owner of such Notes. If this Letter of Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of the authorized signatory and see Instruction 2.

Signature(s) of Record Holder(s) or Authorized Signatory
(See guarantee requirements below)

Dated:

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

(Tax Identification or Social Security Number)

COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
MEDALLION SIGNATURE GUARANTEE
(If Required by Instructions 1 and 2)
Certain signatures must be guaranteed by a Medallion Signature Guarantor.

Authorized Signature:

Name of Firm:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION
     1. Signature Guarantees. Signatures on this Letter of Consent must be guaranteed by a Medallion Signature Guarantor, unless this Consent is being delivered by (i) a Holder of record as of the Record Date of the applicable Notes (or by a Participant in DTC whose name appears on a security position listing as the owner of such Notes as of the Record Date) that has not completed either of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Consent or (ii) by an Eligible Institution. If the Notes are held of record as of the Record Date in the name of a person other than the signatory to this Letter of Consent, then the signatures on this Letter of Consent must be guaranteed by a Medallion Signature Guarantor as described above. See instruction 2.
     2. Signatures on Letter of Consent. If this Letter of Consent is signed by the Holder(s) of record as of the Record Date of the Notes with respect to which this Consent is being delivered, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Consent is signed by a Participant in DTC whose name is shown on a security position listing as the owner of the Notes with respect to which this Consent is being delivered as of the Record Date, the signature must correspond with the name shown on the security position listing as the owner of such Notes. If any of the Notes with respect to which this Consent is being delivered are held of record as of the Record Date in the name of two or more Holders, all such Holders must sign this Letter of Consent.
     If any of the Notes with respect to which this Consent is being delivered are held of record as of the Record Date in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Consent as there are different Holders of record of certificates. If this Letter of Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Holdings of such person’s authority to so act must be submitted with this Consent.
     If this Letter of Consent is signed other than by the Holder(s) of record as of the Record Date of the Notes with respect to which this Consent is being delivered, such Notes must be accompanied by a duly completed proxy entitling the signatory to consent with respect to such Notes on behalf of such Holder(s), signed exactly as the name or names of such Holder(s) appear on the Notes (or DTC securities position listing) and signatures on such proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.
     3. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Consent Solicitation Statement or this Letter of Consent may be directed to the Information Agent at one of its telephone numbers set forth in the Consent Solicitation Statement. A Holder may also contact the Financial Advisor at its telephone number set forth below or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

IMPORTANT TAX INFORMATION
     BY REASON OF TREASURY DEPARTMENT CIRCULAR 230, WE ARE REQUIRED TO NOTIFY YOU THAT (i) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES CONTAINED OR REFERRED TO IN THIS LETTER IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (ii) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING BY US OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (iii) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
     Under current U.S. federal income tax law, a registered Holder who receives a Consent Payment from Holdings as consideration for such Holder’s Consent is required to provide the Information Agent with such Holder’s current taxpayer identification number (“TIN”) on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Information Agent is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder or other payee with respect to any Consent Payments paid pursuant to the Consent Solicitation may be subject to backup withholding tax, which under current law is imposed at a rate of 28%.
     Certain Holders (including, among others, all corporations and foreign persons) are not subject to these backup withholding and reporting requirements, but may be required to establish their exemption therefrom. Foreign Holders should complete an Internal Revenue Service Form W-8 (“Form W-8”) to establish their entitlement to an exemption from backup withholding and reporting requirements. A Form W-8 can be obtained from the Information Agent.
     If backup withholding applies, the Information Agent is required to withhold 28% of any payment made to the Holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
     U.S. Holders should notify the Information Agent of the Holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding.
     Non-U.S. Holders may be subject to withholding, even if such Holders are not subject to backup withholding, as described in the Consent Solicitation Statement under “Certain U.S. Federal Income Tax Consequences — Non- U.S. Holders.”
What Number to Give the Information Agent
     A Holder completing Substitute Form W-9 should give the Information Agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: Haights Cross Communications, Inc.

SUBSTITUTE	Part 1(a) — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN (Social Security Number or Employer Identification Number)

FORM W-9 Department of the Treasury Internal Revenue Service	PART 1(b) — PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN ☐ ☐ PART 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE “EXEMPT” (SEE INSTRUCTIONS)
Payor’s Request for Taxpayer Identification Number (TIN)	Part 3 — CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and (Z) I am a U.S. person (including a U.S. Resident Alien).

Certification Instructions — You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).
SIGNATURE:

DATE:
Sign Here

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING EQUAL TO 28% OF THE CONSENT PAYMENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

CERTIFICATE OF AWAITING RECEIPT OF TAXPAYER IDENTIFICATION NUMBER
          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Payer by the time of payment, 28% of all reportable payments made to me thereafter may be withheld.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers (“SSN”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EIN”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the name and
For this Type of	Give the Name and Social		Employer Identification
Account:	Security Number of:	For this Type of Account:	Number of:
1. Individual	The individual	6. Sole proprietorship	The owner (3)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Corporate	The corporation

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	10. Partnership	The partnership

5. Sole proprietorship	The owner (3)	11. A broker or registered nominee	The broker or nominee

		12. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Show the name of the owner. Either the social security number or the employer identification number may be furnished.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
FORM W-9
Obtaining a Number
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service. To complete the Substitute Form W-9, if you do not have a taxpayer identification number, check the box in Part 3 — Awaiting TIN, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.
Payees and Payments Exempt from Backup Withholding
     Set forth below is a list of payees that are exempt from backup withholding with respect to all or certain types of payments. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) and any person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is exempt. For payments subject to reporting under Sections 6041 and 6041A, the payees listed in items (1) through (7) are generally exempt. For barter exchange transactions and patronage dividends, the payees listed in items (1) through (5) are exempt.
(1) An organization exempt from tax under Section 501(a), an IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
(2) The United States or any of its agencies or instrumentalities.
(3) A state, the District of Columbia, a possession of the United States, or any or their subdivisions or instrumentalities.
(4) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(5) An international organization or any of its agencies or instrumentalities.
(6) A corporation.
(7) A foreign central bank of issue.
(8) A dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under Section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or custodian.
(15) A trust exempt from tax under Section 664 or described in Section 4947.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:
•	Payments of interest on obligations issued by individuals.
Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.
To avoid possible erroneous backup withholding, exempt payees described above should furnish their taxpayer identification number, check the Exempt Payee Box, and return the Substitute Form W-9 to the payer.
Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.
Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE

     Holders desiring to deliver Consents should complete, sign and date this Letter of Consent in accordance with the instructions herein and mail or deliver it and any other required documents to the Information Agent at its address set forth below.
Global Bondholder Services Corporation

By Mail:	By Overnight Courier:	By Hand:
65 Broadway — Suite 723	65 Broadway – Suite 723	65 Broadway — Suite 723
New York, NY 10006	New York, NY 10006	New York, NY 10006
Toll Free Telephone:
(866) 804-2200
By Facsimile
(for Eligible Institutions only):
(212) 430-3775
Confirmation:
(212) 430-3774
     A Holder may also contact the Financial Advisor at its telephone number set forth below or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation or this Letter of Consent.

The Financial Advisor for the Consent Solicitation is:
Evercore Group L.L.C.
(212) 857-3144